          COMMON SHARES                                                                              Shares
          OF BENEFICIAL INTEREST

Number    PAR VALUE $.001

          ORGANIZED UNDER THE LAWS
          OF THE STATE OF DELAWARE

          The Shares represented by this certificate may not be owned or transferred,        THIS CERTIFICATE
          directly or indirectly, by or to (I) the United States, or any state or political  IS TRANSFERABLE IN
          subdivision thereof, any foreign government, any international organization,       BOSTON OR IN NEW YORK CITY
          or any agency or instrumentality of any of the foregoing, (II) any organization
          (other than a farmer's cooperative described in ss. 521 of the Internal Revenue    CUSIP
          Code of 1988, as amended (the "Code")) that is exempt from the tax imposed         SEE REVERSE FOR CERTAIN DEFINITIONS
          by 28 U.S.C.ss.ss.1-1399 and not subject to the tax imposed by 28 U.S.C.ss.511;
          or (III) any rural electric or telephone cooperative described inss.1381(A)(2)(C)
          of the Code.


                    BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST


         THIS CERTIFIES THAT




         IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


         BlackRock New Jersey Municipal Bond Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
           EQUISERVE TRUST COMPANY N.A.
                     (BOSTON)
BY           TRANSFER AGENT AND REGISTRAR


                                   /s/ Anne Ackerley    /s/ Ralph L. Schlosstein
         AUTHORIZED SIGNATURE     SECRETARY             PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -   as tenants in common           UNIF GIFT MIN ACT--........Custodian....................
         TEN ENT  -   as tenants by the entireties                      (Cust)              (Minor)
         JT TEN   -   as joint tenants with right
                      of survivorship and not as                        Act .................................
                      tenants in common                                             (State)


     Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)



--------------------------------------------------------------------------------



-----------------------------------------  Common Shares of Beneficial Interest
represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------  Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated
     -------------------------

                                      X
                                       ----------------------------------------

                                      X
                                       ----------------------------------------
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  -----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                       2